SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report:


                               February 17, 2003


                            Avatech Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

      001-31265                                           84-1035353
      ---------                                           ----------
(Commission File Number)                         IRS Employer Identification No.

1403 Cronhill Drive, Suite A, Owings Mills, Maryland         21117
              (Address of Principal Executive Offices      (Zip Code)


                                 (410) 902-6900
                        (Registrant's telephone number)

Item 5. Other Events.

     Registrant issued a press release on February 17, 2003 reporting that it had entered into a memorandum of understanding with Unigraphic Solutions, Inc., a subsidiary of Electronic Data Systems Corporation ("EDS") pursuant to which, among other things, Registrant will become a certified reseller of EDS' product lifecycle management software upon the execution of a definitive agreement. The press release, filed as an exhibit hereto, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits: The following exhibits are filed as part of this Current Report:

         99.3       Press Release dated February 17, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      February 17, 2003            Avatech Solutions, Inc.

                                        By:     /s/ A. Gary Rever
                                           ---------------------------------
                                           A. Gary Rever
                                           Chief Financial Officer and Principal
                                           Accounting Officer

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CONTACT:
--------
Jim Phelan - EDS PLM Solutions              Melody Craigmyle - Avatech Solutions
314-264-8216                                410- 581-8080 ext. 311
jim.phelan@eds.com                          mcraigmyle@avatechsolutions.com
-------------------



For Release 8:00 a.M.cst, monday, february 17, 2003

EDS and Avatech Solutions to Expand Reach of Product Lifecycle Management (PLM) Solutions to Small and Medium Sized Manufacturers

Avatech, one of the largest integrators of Autodesk software worldwide, expected to become a certified reseller of EDS PLM products
--------------------------------------------------------------------------------
DARATECH SUMMIT 2003, NEW YORK - EDS, the world's leading supplier of product lifecycle management (PLM) software and services, and Avatech Solutions, one of the largest integrators of Autodesk software worldwide, today announced an agreement designed to enable Avatech to become a certified reseller of EDS software and thus expand its reach with small and medium-sized manufacturers.

EDS made the announcement in conjunction with the Daratech Summit 2003 conference, which opened today in New York. Tony Affuso, president of EDS PLM Solutions, is scheduled to address the conference on Tuesday.

EDS and Avatech intend to formalize the memorandum of understanding currently in place through an official reseller contract.

"This agreement is designed to enhance the distribution and support of EDS' world-class PLM solutions into the important market segment of small and medium-sized manufacturers while significantly improving their ability to intelligently and affordably leverage the same PLM technology used by many of the world's largest companies," said Stephen Brown, president of Indirect Channels in the Americas for EDS PLM Solutions.

"We are committed to protecting our clients' investments just as we are committed to enhancing our ability to reach and support important market segments through high quality resellers like Avatech. EDS is the PLM leader because we are the only vendor offering a seamless set of solutions supporting clients regardless of their size or existing product development environment," he said. "With EDS' scalable, `multi-CAD' approach to PLM, mid-market manufacturers can begin to realize the business benefits of PLM while leveraging their existing product data -- data created in wide variety of CAD (computer-aided design) formats."

Key Growth Segment for PLM
PLM spending by companies with revenues between $30 million and $249 million increased by 85 percent from 2000 to 2001, according to the recent Product
Lifecycle Management Applications Report, 2001-2006 from AMR Research. EDS expects PLM spending by small and medium-sized manufacturers to continue to increase significantly as distributed design and engineering teams expand, and collaboration between original equipment manufacturers (OEMs) and suppliers continues to deliver cost savings and improvements in time to market.

Further supporting this growth potential is the lack of current PLM penetration into the mid-market manufacturing sector. As AMR stated in its report, "Although large discrete manufacturers have in many cases installed some sort of packaged PDM system (a subset of PLM), these are a very small minority of the overall addressable manufacturing base."

"This agreement is consistent with Avatech's strategy to expand its market focus and build upon its Autodesk offerings by broadening the diversified portfolio of collaboration, visualization and design solutions we deploy for our manufacturing customer base," said Donald R. "Scotty" Walsh, CEO, Avatech Solutions. "Furthermore, EDS' open and flexible approach to PLM ideally aligns with the needs of our current Autodesk customers and prospects.

"By leveraging Avatech's local expertise and support, our clients can intelligently implement the world's leading PLM solutions while protecting their current investments in software, training, process development and, most importantly, the highly valuable digital data they create."


About EDS
EDS, the leading global services company, provides strategy, implementation, business transformation and operational solutions for clients managing the business and technology complexities of the digital economy. EDS brings together the world's best technologies to address critical client business imperatives. It helps clients eliminate boundaries, collaborate in new ways, establish their customers' trust and continuously seek improvement. EDS, with its management consulting subsidiary, A.T. Kearney, serves the world's leading companies and governments in 60 countries. EDS reported revenues of $21.5 billion in 2002. The company's stock is traded on the New York Stock Exchange (NYSE: EDS) and the London Stock Exchange. Learn more at www.eds.com.
                                     -----------

About Avatech Solutions
Avatech Solutions, Inc. (OTCBB: AVSO.OB) is a leading provider of design automation and quality assurance solutions for the manufacturing, building design, civil engineering and GIS markets. Headquartered in Owings Mills, Maryland, the company specializes in software development, technical support, training and consulting aimed at improving design and documentation efficiencies and the seamless integration of workflow processes.

Avatech is one the largest integrators of Autodesk software worldwide and a leading provider of engineering document management solutions. The company is the developer of the award-winning PrescientQA(TM) quality assurance software and cycle time reduction products for the manufacturing supply chain.

Avatech  serves 20,000  clients  worldwide  including the industry  leaders from
Fortune  1000  and   Engineering   News  Record's  Top  500   companies.   Visit
www.avatechsolutions.com for more information.
------------------------

This press release contains forward-looking statements about the expectations, beliefs, plans, intentions and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. A description of risks and uncertainties attendant to Avatech and its industry, and other factors that could affect Avatech's financial results, are included in the Securities and Exchange Commission filings of PlanetCAD, Inc., which merged with Avatech on November 19, 2002 including, but not limited to, PlanetCAD's annual report on Form 10KSB for the year ended December 31, 2001, its quarterly reports on form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2002, and the proxy statement/prospectus relating to the merger of Avatech and PlanetCAD. Interested parties may obtain a free copy of these documents at the SEC's web site at www.sec.gov, or by contacting Gary Rever at Tel: (410) 902-6900 or email mcraigmyle@avatechsolutions.com.

                                     # # #

Note: Unigraphics, I-deas, Solid Edge and Teamcenter are registered trademarks of EDS or its subsidiaries in the United States and in other countries. All other trademarks, registered trademarks or service marks belong to their respective holders.